

Newtek Business Services, Inc.

Red Chip Conference

October 31, 2006

Barry Sloane – CEO/Chairman

Newtekbusinessservices.com

NEWT: NASDAQ Global



Safe Harbor Statement

The statements in this slide presentation including statements regarding anticipated future financial performance, Newtek's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek's actual results to differ from management's current expectations are contained in Newtek's filings with the Securities and Exchange Commission and available through http://www.sec.gov

Also we need to point out that our Capcos operate under a different set of rules in each of the 8 jurisdictions and that these place varying requirements on the structure of our investments. In some cases, particularly in Louisiana, we don't control the equity or management of a qualified business, but that cannot always be presented orally or in written presentations

Newtek
Business Services, Inc.
We do it better

Mission Statement

Newtek is quickly becoming the Premier distributor of Business Services and Financial Services To The Small and Medium Sized Business Market

Newtek
Business Services, Inc.

We do it better

IMPLICATION

Mission Statement

We want the SMB market to view *NEWTEK*™ as "THE Company" to go to for all their business services needs.

Newtek
Business Services, Inc.

We do it better

Newtek Business Services Suite

- ***Business Lending*** – Business loans to start up, acquire or expand a business
- ***Electronic Payment Processing:*** Credit card, debit card, check conversion, and ACH solutions
- ***Insurance Services:*** Nationwide commercial and personal lines of insurance
- ***Outsourced Digital Bookkeeping:*** Bookkeeping and recordkeeping at a fraction of the cost of in house-house staff
- ***Web Hosting***: Full services web host including domain registration and online shopping cart tolls
- ***Wed Design and Development***: Customized web design and development services for a powerful web presence
- ***Tax Preparation and Advisory Services:*** Expert tax planning and consultation for your business
- ***Data Backup, Storage and Retrieval***: Fast secure, off-site data backup, storage and retrieval
- ***Business Plan Preparation:*** Professional business plan assistance providing a roadmap for success

Newtek
Business Services, Inc.

We do it better

Newtek Business Services Financial Strength

- As of 6/30/06 $48 million in cash, cash equivalents, and short term treasuries
- As of 6/30/06 $83 million in shareholders equity
- As of 6/30/06 $2.39 in book value per share

Newtek
Business Services, Inc.
We do it better

Newtek
Business Services, Inc.
We do it better

What is Newtek?

- It is a major play into owning a distribution company whose target is the national small to medium-sized business market place
  - 24.7 million potential clients
  - 51% of GDP
  - 9 out of 10 U.S. businesses
- It is achieving its goals and quickly becoming the premier provider of business services and financial products with over 70,000 clients
- It is a low cost provider of products and services
- It is a low cost acquirer of SMB customers

Newtek Business Services Second Quarter 06 Highlights

- Web Hosting revenue increased by 32% during the first 6 months ended 6/30/06
- Electronic Payment Processing revenue increased by 38% during the first 6 months ended 6/30/06
- Web Hosting EBITDA increased 22% during the first 6 months ended 6/30/06
- Electronic Payment Processing EBITDA increased 17 % during the first 6 months ended 6/30/06
- Total Non-Capco revenue increased by 24% during the six months ended 06 vs. the first 6 months ended 05
- Cash per share of 1.38

* cash = cash, cash equivalents and treasuries

Newtek
Business Services, Inc.

We do it better

Newtek
Business Services, Inc.

We do it better

How is Newtek Accomplishing its Goal?

- By utilizing state-of-the-art web-based proprietary technology
- Newtracker™ – Patent Pending
- Web-based Referral Systems
  - Allow referrals from alliance partners giving them a window into our back office operation
- Web-based applications as an in-house tool to make our employees and associates efficient, smart & productive
  - High quality service - our clients don't type in data or hand write applications, nor do we require our alliance partners to do so

Who Uses Our Technology? Who Has Endorsed Its Use?

- Merrill Lynch – 15,500 Financial Advisors
- Morgan Stanley
- CUNA – 8,300 credit unions
- NAVY Federal Credit Union
- UBS
- US WCC
- National Physicians Health Care
- GM Auto Minority Dealers Association

Newtek
Business Services, Inc.
We do it better

Number of Referrals Submitted by Month



2500
2000
1500
1000
500
0
Jul-03
Sep-03
Nov-03
Jan-04
Mar-04
May-04
Jul-04
Sep-04
Nov-04
Jan-05
Mar-05
May-05
Jul-05
Sep-05
Nov-05
Jan-06
Mar-06
May-06
Jul-06

Newtek
Business Services, Inc.

We do it better

New Technology Launches

- New Website Launch
- Establish Newtek Direct
- Establish V-Rep Concept
- Establish Further Penetration into Alliance Relationships
- Utilize Same Technology Platform for 3 distribution channels creates nice operating leverage

Newtek
Business Services, Inc.

We do it better

Newtek Business Services. COM



Newtek
Business Services, Inc.
ABOUT US
BUSINESS SOLUTIONS
INVESTOR RELATIONS
ALLIANCE PARTNERS
AGENTS & AFFILIATES
CAREERS
CONTACT US
We do it better.
REPLAY
We Provide You With the Tools to
Manage and Grow Your Business.
Newtek Business Services, Inc. is one of the premier providers of business services and financial products to small and medium-sized businesses throughout the United States. Since 1998, Newtek has helped business owners realize their potential by providing them with the essential tools needed to manage and grow their business.
Newtek's core brands provide businesses with the high-quality services and top-level customer care that have traditionally only been affordable to larger companies. Whether you're a startup or a seasoned business, Newtek can help you reach your business goal.
Business Solutions
Business Lending
Insurance Services
Electronic Payment Processing
Outsourced Digital Bookkeeping
Data Backup, Storage and Retrieval
Tax Preparation and Advisory Services
Web Hosting
Business Plan Preparation
Web Development and Design
Apply today for one of our business solutions.
Click here to inquire and apply today! >
Alliance Partners
Newtek offers a turnkey solution to help your organization provide business services to its clients and members. Learn how other organizations (large and small) have already succeeded with our program.
Click here to learn more >>
Agents & Affiliates
Newtek offers an exciting revenue opportunity by placing over 24.7 million US small business owners at your fingertips. Learn how Newtek will help you capture this market and earn residual income.
Click here to learn more >>
ABOUT US BUSINESS SOLUTIONS INVESTOR RELATIONS ALLIANCE PARTNERS AGENTS & AFFILIATES CAREERS CONTACT US
© 2006 Newtek Business Services | Privacy Policy
462 Seventh Avenue - 14th Floor - New York, NY 10018

Newtek
Business Services, Inc.

We do it better

www.newtekbizpro.com/masta

Newtek
Business Solutions



HOME | ABOUT NEWTEK | TESTIMONIALS & CASE STUDIES | Additional Business Resources | Newtek Agent Resources | CONTACT

- BUSINESS LENDING
- ELECTRONIC PAYMENT PROCESSING
- INSURANCE PRODUCTS
- WEB HOSTING
- WEBSITE DESIGN & DEVELOPMENT
- DATA STORAGE
- OUTSOURCED DIGIGITAL BOOKKEEPING
- TAX PREPARATION AND ADVISORY SERVICES
- BUSINESS PLAN PREPARATION

Providing You With The Tools You Need To Manage And Grow Your Business

At Newtek you have a dedicated relationship with an experienced agent who will work with you to understand your businss and achieve your goals and objectives. Your agent will work with you to leverage the power of Newtek's suite of services to lead your business to sustained profitability.



Michael Asta
Senior Bankcard Consultant
Newtek Business Solutions, LLC.
401 S. Main St. Suite 205
Ponoma, CA 91766
tel: (909)-629-2093
email: masta@newtekbusinesssolutions.com

Contact me to discuss:

- *Business Lending*
- *Electronic Payment Processing*
- *Insurance Products*
- *Web Hosting*
- *Web Development and Design*
- *Data Retrieval and Back-up*
- *Outsourced Digital Bookkeeping*
- *Tax Preparation and Advisory Services*
- *Business Plan Preparation*

As your dedicated agent, I am here to help you achieve your goals. Please contact me at the number above or send me an email to schedule an appointment.

Interested in applying for any of Newtek's Business Solutions?

apply today! >

Newtek
Business Services, Inc.

We do it better

Newtek BizPro Resources

Please login to access agent resources (login should be same as NRS account login)

(After login)
On the right side of the page


Newtek
REFERRAL SYSTEM
LOG IN TO SUBMIT
A REFERRAL TODAY
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Downloads:

Newtek Resources:
- Letterhead
  - Click here to download stationary
- Company Logos
  - Click here to download Newtek Business Services, Inc. Logo

Presentations:
- Presentation for a 1
- Presentation for a 2
- Presentation for a 3

Brochures:
- Newtek overview
- Business lending
- Electronic Payment Processing
- Web Hosting
- Website Design & Development
- Data Storage
- Outsourced Digital Bookkeeping
- Tax Filing Preparation and Advisory
- Personal and Commercial Insurance
- Business Plan Preparation

Selling Guides
- Quick Reference Guide

Newtek
Business Services, Inc.

We do it better

Introducing Newt


Newt

Newtek
Business Services, Inc.
We do it better

Newtek Comparisons

- We are a difficult company for industry comparisons.
- Wal-mart - one stop shop
- Progressive – centralized processing off of web-based software.
- Amazon – Unique distribution channel in basic service industry.

Newtek
Business Services, Inc.

We do it better

Revenue by Division Year


$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
2001
2002
2003
2004
2005
Year
Processing
Hosting
Lending
Insurance
Revenue
Insurance
Lending
Hosting
Processing

Newtek
Business Services, Inc.

We do it better

Number of Lending Customers by Year



600
500
400
300
200
100
0
# of Customers
438
512
557
575*
2003
2004
2005
2006*
Year

Newtek
Business Services, Inc.
We do it better

Number of Ins. Customers by Year



# of Customers
3,500
3,000
2,500
2,000
1,500
1,000
500
0
889
2,757
3,118
3,312
2002
2003
2004
2005
Year

Newtek
Business Services, Inc.
We do it better

Number of EPP Customers by Year – Organic Growth (Ex. Acquisitions)



9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
omers
8,313
6,655
4,133
2,174
896
2002
2003
2004
2005
2006*
Year

Estimated 2006

Newtek
Business Services, Inc.
We do it better

Number of Hosting Customers by Year



60,000
50,000
40,000
30,000
20,000
10,000
0
# of Customers
8,385
14,785
24,394
35,217
47,301
59,094*
2001
2002
2003
2004
2005
2006*
Year

Estimated 2006

Newtek
Business Services, Inc.

We do it better

Customers per FTE by Division



900.00
800.00
700.00
600.00
500.00
400.00
300.00
200.00
100.00
0.00
# of Customers
832.
143.
14.
224.
Newtek Divisions
Processing
Hosting
Lending
Insurance

Newtek Business Services, Inc.

We do it better

Revenue per FTE by Division



$725,645
$188,077
$251,220
$70,588
Dollars
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Newtek Divisions
Processing
Hosting
Lending
Insurance

Newtek
Business Services, Inc.
We do it better

Shareholders' Equity per Share by Year



$3.00
$2.50
$2.00
Dollars
$1.50
$1.00
$0.50
$0.00
$0.51
$1.07
$1.54
$2.28
$2.51
2001
2002
2003
2004
2005
Year

Newtek
Business Services, Inc.

We do it better

Operations Cash Flow

- Positive cash flow from operations forecasted for 2006
- CAPCO is a Non-Contributor and a drain on earnings per share

Newtek
Business Services, Inc.
We do it better

Capco Drag On Earnings For First half 0f 2006

	1st Half '05	1st Half '06
Non- Cash Income from tax credits	$11.4 million	$3.3 million
Non-Cash Interest accretion expense	$6.1million	$6.7 million
Non-Cash Insurance Expense Amortization	$1.2 million	$1.5 million
Pretax contribution to Earnings non-cash	$4.1 million	
Pretax loss to earnings non-cash		($4.9million)

Newtek
Business Services, Inc.
We do it better

Web Hosting – EBITDA for first 6 months of 2006

In Millions of Dollars

% Growth = 21.96



3.61
2.96
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
EBITDA
6/30/2005
6/30/2006

Newtek
Business Services, Inc.
We do it better

Web Hosting-Income Before Taxes for first 6 months '06

In Millions of Dollars

% Growth = 10.22



2.05
1.86
2.05
2
1.95
1.9
1.85
1.8
1.75
Net Income
6/30/2005
6/30/2006

Newtek
Business Services, Inc.
We do it better

EPP Revenue for first 6 months of '06

In Millions of Dollars

% Growth = 37.0



25
20
15
10
5
0
14.6
20.0
6/30/2005
6/30/2006

Newtek Business Services, Inc.

We do it better

EPP Pretax Net Income for first 6 months of '06

In millions of Dollars

% Growth = 375



1.2
1
0.8
0.6
0.4
0.2
0
1.14
0.24
*
6/30/2005
6/30/2006
Pretax Net Income

Excludes one time gain of .90

Newtek
Business Services, Inc.
We do it better

Lending Highlights

- Originations are down but break even rate is lower
- Average loan size is down and company is more efficient at processing
- Referrals are up and the lender is more selective
- Great operating leverage exists
- Cost of capital needs to improve

Newtek
Business Services, Inc.

We do it better

Newtek
Business Services, Inc.

We do it better

Newtek Highlights

- New Hires
- Transition to cash flow positive operating model
- Great technology creates low cost producer
- Expanding customer base 70,000 current clients
- High growth business 1,600 new clients net of attrition
- Simplify balance sheet and income statement
- Centralize operations vs. decentralized historic structure
- Pay down limited debt outstanding
- Break out or break apart Capco business from operating businesses

Newtek Summary

- The business model in transition is an investment opportunity
- The small to medium-sized business market is valuable
- A Direct Distributor of products and services into the SMB market
- Stable business model and scaleable
- Low cost processor
- Cross selling opportunities

Newtek
Business Services, Inc.

We do it better

2006 Segment Actual Second Quarter Results

(in millions of dollars)

	Revenue	Pretax Net Income	EBITDA
Electronic Payment Processing	10.6	.7	1.1
Web Hosting	3.3	1.0	1.8
SBA Lending	2.4	(.1)	.9
CAPCO	2.4	(3.2)	
All Other	1.3	(.6)	
Corporate Activities	1.2	(1.2)	
Interco Eliminations	(1.2)	-	
Total	20.0	(3.4)	

Newtek Business Services, Inc.

We do it better

2006 Segment Guidance Third Quarter

(in millions of dollars)

	Revenue	Pretax Net Income	EBITDA
Merchant Processing	11.6 -12.0	1.0-1.1	1.7 -1.8
Web Hosting	3.2 - 3.4	.7-.8	1.5 -1.6
SBA Lending	3.3 - 3.5	.0-.1	1.1-1.2
CAPCO	3.8	(1.7) - (1.6)	
All Other	1.0	(.6) - (.5)	
Corporate Activities	1.5	(1.0) - (.9)	
Interco Eliminations	1.2		
Total	23.2 -24.0	(1.6) – (1.0)	

Newtek
Business Services, Inc.
We do it better

2006 Segment Guidance Fourth Quarter

(in millions of dollars)

	Revenue	Pretax Net Income	EBITDA
Merchant Processing	12.9-13.3	1.3-1.4	2.0-2.1
Wed Hosting	3.3-3.5	.6-.8	1.5-1.6
SBA Lending	2.3-2.5	.3-.4	1.3-1.4
CAPCO	9.5	4.0-4.0	
All Other	1.0	(.5)-(.4)	
Corporate Activities	1.5	(1.0)-(.9)	
Interco Eliminations	(1.2)		
Total	29.3-30.1	4.7-5.3	

Newtek
Business Services, Inc.

We do it better

2006 Annual Segment Guidance

(in millions of dollars)

	Revenue	Pretax Net Income	EBITDA
Merchant Processing	43.9-45.5	3.4-3.8	5.4-5.8
Web Hosting	12.7-13.5	2.8-3.4	6.1-6.5
SBA Lending	9.9-10.7	0.2-0.6	4.3-4.7
CAPCO	17.0	(5.0)-(4.6)	
All Other	4.5	(2.0)-(1.6)	
Corporate Activities	6.0	(3.8)-(3.4)	
Interco Eliminations	(4.8)		
Total	89.2-92.4	(4.4)-(1.8)	

Newtek
Business Services, Inc.
We do it better

Questions & Answers

Newtek
Business Services, Inc.

We do it better